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CUSIP NO. 961418100 (OLD CUSIP NO. 077410108)

                                                                    EXHIBIT 99.1

         JOINT FILING STATEMENT

                  Each of the undersigned agrees that (i) this Amendment No. 8 to statement on Schedule 13D relating to the Common Stock of Westport Resources Corporation, has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k)(2) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

       October 30, 2002


                                  ROBERT A. BELFER

                                  By: /s/   Robert A. Belfer
                                     -------------------------------------------
                                  Name: Robert A. Belfer


                                  RENEE E. BELFER

                                  By: /s/   Renee E. Belfer
                                     -------------------------------------------
                                  Name: Renee E. Belfer


                                  BELFER CORP.

                                  By: /s/   Robert A. Belfer
                                     -------------------------------------------
                                  Name:  Robert A. Belfer
                                  Title: President


                                  BELFER TWO CORP.

                                  By: /s/   Robert A. Belfer
                                     -------------------------------------------
                                  Name:  Robert A. Belfer
                                  Title: President


                                  THE ROBERT A. AND RENEE E. BELFER FAMILY
                                  FOUNDATION

                                  By: /s/   Robert A. Belfer
                                     -------------------------------------------
                                  Name:  Robert A. Belfer
                                  Title: Trustee



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CUSIP NO. 961418100 (OLD CUSIP NO. 077410108)


                                  TRUST FOR THE BENEFIT OF
                                  ELIZABETH KONES BELFER (T-6)

                                  By: /s/  Robert A. Belfer
                                     -------------------------------------------
                                  Name:  Robert A. Belfer
                                  Title: Trustee


                                  By: /s/  Renee E. Belfer
                                     -------------------------------------------
                                  Name:  Renee E. Belfer
                                  Title: Trustee


                                  TRUST FOR THE BENEFIT OF
                                  ELIZABETH KONES BELFER (T-7)


                                  By: /s/  Renee E. Belfer
                                     -------------------------------------------
                                  Name:  Renee E. Belfer
                                  Title: Trustee


                                  RENEE HOLDINGS PARTNERSHIP, L.P.


                                  By: /s/  Robert A. Belfer
                                     -------------------------------------------
                                  Name:  Robert A. Belfer
                                  Title: General Partner


                                  LIZ PARTNERS, L.P.

                                  By:    Liz Associates LLC
                                  Title: General Partner

                                  By: /s/  Robert A. Belfer
                                     -------------------------------------------
                                  Name:  Robert A. Belfer
                                  Title: Managing Member, Liz Associates, LLC


                                  A&B INVESTORS, INC.

                                  By: /s/  Robert A. Belfer
                                     -------------------------------------------
                                  Name:  Robert A. Belfer
                                  Title:


                                  BELWEST PETROLEUM, INC.

                                  By: /s/  Robert A. Belfer
                                     -------------------------------------------
                                  Name:  Robert A. Belfer
                                  Title: President



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